UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2003

AptarGroup, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11846	36-3853103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 West Terra Cotta Avenue, Suite E, Crystal Lake, IL	60014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 815-477-0424.

N/A

(Former name or former address, if changed since last report)

Item 12.	Results of Operations and Financial Condition (provided under “Item 9. Regulation FD Disclosure”).

The information required by Item 12 is being provided under Item 9 pursuant to SEC interim filing guidance provided in SEC press release No. 2003-41.

The information contained in this Form 8-K is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 17, 2003, AptarGroup, Inc. announced its results of operations and financial condition for the quarter ended June 30, 2003. The press release regarding this announcement is furnished as Exhibit 99.1 hereto.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APTARGROUP, INC.

Date: July 17, 2003	By:	/s/ STEPHEN J. HAGGE
Stephen J. Hagge Executive Vice President, Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.
99.1	Press Release of AptarGroup, Inc. dated July 17, 2003.